EXHIBIT 99.1
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[LOGO - ANTEON INTERNATIONAL]

NEWS

FOR IMMEDIATE RELEASE                                        Contacts:

                                                             Press
                                                             -----
                                                             Mark Meudt
                                                             (703) 246-0525
                                                             mmeudt@anteon.com
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                                                             Investors
                                                             ---------
                                                             Paul Cooksey
                                                             (703) 246-0521
                                                             pcooksey@anteon.com
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                       ANTEON SETS RECORD DATE FOR SPECIAL
                             STOCKHOLDERS' MEETING

FAIRFAX, VA, JANUARY 20, 2006 - Anteon International Corporation (NYSE: ANT), announced today that it has scheduled a special meeting of stockholders for Friday, March 3, 2006, at 10:30 A.M., local time, to consider and vote upon the previously announced merger with General Dynamics Corporation (NYSE: GD). The meeting will be held at Anteon's corporate headquarters, at 3211 Jermantown Road, Fairfax, Virginia 22030. Stockholders of record at the close of business on January 30, 2006 will be entitled to notice of and to vote at the special meeting of stockholders.


ABOUT ANTEON

Anteon, headquartered in Fairfax, Virginia, is a leading information technology company serving the U.S. Federal government and international customers. Anteon designs, integrates, maintains, and upgrades state-of-the-art systems for national defense, intelligence, homeland security, and other high priority government missions. Anteon provides numerous government clients with the systems integration, strategy and program management, systems engineering, operations services, and simulation and training skills necessary to manage the development and operations of their mission critical systems. The Company was founded in 1976 and currently employs over 9,500 employees in more than 100 offices worldwide. Anteon consistently ranks among the top information technology integrators based on independent surveys, and has been named to the FORBES LIST OF THE 400 BEST BIG COMPANIES IN 2005, earning distinction on the Forbes Platinum List. Anteon is listed on the STANDARDS & POOR'S MIDCAP 400 INDEX. For more information, visit www.anteon.com.
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PARTICIPANTS IN SOLICITATION
Anteon International Corporation and its respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Anteon International Corporation's stockholders in respect of the proposed transaction. Information regarding Anteon International Corporation's participants is available in Anteon International Corporation's proxy statement, dated April 22, 2005, for its 2005 annual meeting of stockholders and has been included in the preliminary Proxy Statement with respect to the special meeting. The information will also be updated by a final Proxy Statement to be filed with the SEC.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS
Statements herein regarding the proposed transaction between Anteon International Corporation and General Dynamics Corporation, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about Anteon International Corporation management's future expectations constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of Anteon International Corporation's management and are subject to significant risks and uncertainties. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward looking statements, including: the ability to obtain governmental approvals of the transaction on the proposed terms and schedule and the failure of Anteon International Corporation stockholders to approve the transaction. Additional factors that may affect future results are contained in Anteon International Corporation's filings with the Securities and Exchange Commission ("SEC"), including its Annual Report on Form 10-K for the year ended December 31, 2004, which are available at the SEC's Web site (http://www.sec.gov). The information set forth herein speaks only as of the date hereof, and Anteon International Corporation disclaims any intention or obligation to update any forward looking statements as a result of developments occurring after the date hereof.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC
In connection with the proposed transaction, Anteon International Corporation has filed a preliminary Proxy Statement with the SEC and plans to file a final Proxy Statement with the SEC and mail such final Proxy Statement to its stockholders. INVESTORS AND SECURITY HOLDERS OF ANTEON INTERNATIONAL CORPORATION ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY ARE AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANTEON INTERNATIONAL CORPORATION, THE PROPOSED TRANSACTION AND RELATED MATTERS. The final Proxy Statement will be mailed to stockholders of Anteon International Corporation. Investors and security holders of Anteon International Corporation will be able to obtain copies of the Proxy Statement, when they become available, as well as other filings with the SEC that will be incorporated by reference into such documents, containing information about Anteon International Corporation, without charge, at the SEC's Internet site (http://www.sec.gov). These documents may also be obtained for free from Anteon International Corporation by directing a request to Anteon International Corporation, Investor Relations, 3211 Jermantown Road, Fairfax, Virginia 22030-2801 or at Anteon International Corporation's Investor Relations page on its corporate website at www.anteon.com.
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